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                             Janus Investment Fund
                           Janus Global Research Fund

                       Supplement dated December 31, 2006
                      To Currently Effective Prospectuses

The following replaces the last three sentences of the "PERFORMANCE INFORMATION" paragraph found in the Janus Global Research Fund (formerly named Janus Research
Fund) section:

    Effective January 1, 2007, Janus Global Research Fund will compare its performance to the Morgan Stanley Capital International ("MSCI") World Growth Index, and such benchmark index will be used to calculate the Fund's performance-based adjustment to the investment advisory fee for periods after January 1, 2007. The MSCI World Growth Index measures the performance of growth stocks in developed countries throughout the world. The Russell 1000(R) Index remains as a secondary benchmark and will continue to be used to calculate the Fund's performance-based adjustment to the investment advisory fee for periods prior to January 1, 2007. Details regarding the Fund's performance-based investment advisory fee are contained in the Fund's Statement of Additional Information.
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                             Janus Investment Fund
                           Janus Global Research Fund

                       Supplement dated December 31, 2006
           To Currently Effective Statement of Additional Information

The following supplements information found under "PERFORMANCE-BASED INVESTMENT ADVISORY FEE" in the INVESTMENT ADVISER AND SUBADVISERS section:

    Effective January 1, 2007, the Morgan Stanley Capital International ("MSCI") World Growth Index will become Janus Global Research Fund's (formerly named Janus Research Fund) benchmark index for purposes of measuring the Fund's performance and calculating the performance-based adjustment to the investment advisory fee paid by the Fund to Janus Capital. However, because the Fund's Performance Adjustment is based upon a rolling 36-month performance measurement period, comparisons to the MSCI World Growth Index will not be fully implemented for 36 months after January 1, 2007. During this transition period, the Fund's returns will be compared to a blended index return that reflects a measurement of the Fund's performance relative to the Russell 1000(R) Index, the Fund's prior benchmark index, for the portion of the performance measurement period prior to January 1, 2007, and a measurement of the Fund's performance relative to the performance of the MSCI World Growth Index for the remainder of the period. For periods following the first full 36-month performance measuring period (beginning January 1, 2006), the performance measurement period will reflect one less month of Performance Adjustment to the Russell 1000(R) Index. At the conclusion of the transition period, the Russell 1000(R) Index would be eliminated from the Performance Adjustment calculation, and the calculation would include only the Fund's performance relative to the MSCI World Growth Index.